                                                                    EXHIBIT 10.1

                      STOCK AND WARRANT PURCHASE AGREEMENT

Acusphere, Inc.

Ladies & Gentlemen:

         The undersigned, __________________________ (the "INVESTOR"), hereby confirms its agreement with you as follows:

1. This Stock and Warrant Purchase Agreement is made as of July 29, 2004 between Acusphere, Inc., a Delaware corporation (the "COMPANY"), and the Investor.

2. The Company has authorized the sale and issuance of up to 5,000,000 shares (the "SHARES") of common stock of the Company, $0.01 par value per share (the "COMMON STOCK"), and warrants to purchase up to 1,000,000 shares (the "WARRANT SHARES") of Common Stock at an exercise price per share of $8.50 (the "WARRANTS") to certain investors in a private placement (the "OFFERING") at two Closings.

3. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor at the Initial Closing __________ Shares and a Warrant to purchase __________ [20% of the Shares] Warrant Shares, and at the Subsequent Closing __________ Shares and a Warrant to purchase __________ [20% of the Shares] Warrant Shares, in each case for a purchase price of $6.25 per share, or an aggregate cumulative purchase price of $________, pursuant to the Terms and Conditions for Purchase of Shares and Warrants attached hereto as Annex I and incorporated herein by reference as if fully set forth herein (the "TERMS AND CONDITIONS"). The Company and the Investor, having adverse interests and as a result of arm's length negotiation, agree that (i) neither the Investor nor any of its respective partners, members or affiliates has rendered or has agreed to render any services to the Company in connection with this Agreement or this sale and issuance of Shares and Warrants; and (ii) the Warrants are not being issued as compensation. This Stock and Warrant Purchase Agreement, together with the Terms and Conditions which are incorporated herein by reference as if fully set forth herein, may hereinafter be referred to as the "AGREEMENT". Unless otherwise requested by the Investor, the Warrant and certificates representing the Shares purchased by the Investor will be registered in the Investor's name and address as set forth below. The Warrant shall have the rights, preferences, privileges and restrictions as set forth in the form of Warrant attached hereto as Exhibit A.

4. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (c) it has no direct or indirect affiliation or association with any NASD (as defined in Annex I) member as of the date hereof. Exceptions:__________
_______________________________________________________________________________.
(If no exceptions, write "none." If left blank, response will be deemed to be
                                    "none.")

         Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose. By executing this Agreement, the Investor acknowledges that the Company may use the information in paragraph 4 above and the name and address information below in preparation of the Registration Statement (as defined in Annex I).

                            [Signature page follows]

                                       -1-

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AGREED AND ACCEPTED:
-------------------
Acusphere, Inc.                          Investor:______________________________

                                         By:____________________________________

By:_________________________
Name:  Sherri C. Oberg                   Print Name:____________________________
Title: President and CEO
                                         Title:_________________________________

                                         Address:_______________________________

                                         _______________________________________

                                         Tax ID No.:____________________________

                                         Contact name:__________________________

                                         Telephone:_____________________________

                                         Name in which shares should be
                                         registered (if different):

                                         _______________________________________

                                         Shares:________________________________

                                         Warrants to purchase_____Warrant Shares

                                         Aggregate purchase price:______________

Stock and Warrant Purchase Agreement

                                     ANNEX I

            TERMS AND CONDITIONS FOR PURCHASE OF SHARES AND WARRANTS

         1. Authorization and Sale of the Shares. Subject to these Terms and Conditions, the Company has authorized the sale of up to 5,000,000 Shares and Warrants to purchase up to 1,000,000 Warrant Shares. The Company reserves the right to increase or decrease this number.

         2. Agreement to Sell and Purchase the Shares; Subscription Date.

                  2.1 At each Closing (as defined in Section 3), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Shares and a Warrant to purchase the number of Warrant Shares, each as set forth in Section 3 of the Stock and Warrant Purchase Agreement for such Closing to which these Terms and Conditions are attached at the purchase price set forth thereon.

                  2.2 The Company may enter into the same form of Stock and Warrant Purchase Agreement at the Initial Closing, including these Terms and Conditions, with certain other investors (the "OTHER INVESTORS") and expects to complete sales of Shares and Warrants to them at each Closing. (The Investor and the Other Investors are hereinafter sometimes collectively referred to as the "INVESTORS," and the Stock and Warrant Purchase Agreement to which these Terms and Conditions are attached and the Stock and Warrant Purchase Agreements (including attached Terms and Conditions) executed by the Other Investors at the Initial Closing are hereinafter sometimes collectively referred to as the "AGREEMENTS.") The Company may accept executed Agreements from Investors for the purchase of Shares and Warrants commencing upon the date on which the Company provides the Investors with the proposed purchase price per Share plus Warrant exercise price and concluding upon the date (the "SUBSCRIPTION DATE") on which the Company has (i) executed Agreements with Investors for the purchase of 5,000,000 Shares in the aggregate at the Closings and Warrants to purchase 1,000,000 Warrant Shares in the aggregate at the Closings, and (ii) notified SG Cowen & Co., LLC, in its capacity as Placement Agent for this transaction, that it is no longer accepting additional Agreements from Investors for the purchase of Shares and Warrants. The Company may not enter into any Agreements after the Subscription Date.

                  2.3 The obligations of each Investor under any Agreement are several and not joint with the obligations of any Other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Agreement. Nothing contained herein, and no action taken by any Investor hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby, provided that such obligations or the transactions contemplated hereby may be modified, amended or waived in accordance with Section 9 below. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement (provided, that such rights may be modified, amended or waived in accordance with Section 9 below) and the Warrant, and it shall not be necessary for any Other Investor to be joined as an additional party in any proceeding for such purpose.

         3. Delivery of the Shares and Warrants at the Closings.

         (a) The initial closing of the purchase and sale of the Shares and Warrants (the "INITIAL CLOSING") shall occur on or before August 3, 2004 (the "INITIAL CLOSING DATE") at the offices of the Company's counsel.

         (b) The subsequent closing of the purchase and sale of the Shares and Warrants (the "SUBSEQUENT CLOSING", and together with the Initial Closing, each a "CLOSING") shall occur on a date that is within five (5) business days after the date on which the conditions set forth in Sections 3(d) and 3(e) have been satisfied or waived (the "SUBSEQUENT CLOSING DATE", and together with the Initial Closing Date, each a "CLOSING DATE") at the offices of the Company's counsel, or at such other time, date and place as are mutually agreeable to the Company and the Purchasers.

         (c) At each Closing, the Company shall deliver to the Investor a Warrant representing the number of Warrant Shares and one or more stock certificates representing the number of Shares, in each case as is set forth in
Section 3 of the Stock and Warrant Purchase Agreement for such Closing, each such certificate to be registered in the name of the Investor or, if so indicated on the signature page of the Stock and Warrant Purchase Agreement, in the name of a nominee designated by the Investor.

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         (d) The Company's obligation to issue the Shares and the Warrant to the
Investor at each Closing shall be subject to the following conditions, any one or more of which may be waived by the Company: (i) receipt by the Company of a certified or official bank check or wire transfer of funds in the full amount of the purchase price for the Shares and the Warrant being purchased hereunder for such Closing as set forth in Section 3 of the Stock and Warrant Purchase Agreement; (ii) completion of the purchases and sales under the Agreements with the Other Investors for such Closing; (iii) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to such Closing; and (iv) with respect to the Subsequent Closing only, the Company shall have obtained the Required Stockholder Approval (as defined in Section 4.2) on or prior to the Subsequent Closing.

         (e) The Investor's obligation to purchase the Shares and the Warrant at each Closing shall be subject to the following conditions, any one or more of which may be waived by the Investor: (i) Investors shall have executed Agreements for the purchase of at least a cumulative aggregate of 3,000,000 Shares and Warrants for the purchase of at least a cumulative aggregate of 600,000 Warrant Shares for the Closings; (ii) the representations and warranties of the Company set forth herein shall be true and correct as of such Closing in all material respects (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date); (iii) the Investor shall have received such documents on or prior to the Initial Closing Date as such Investor shall reasonably have requested, including, a customary opinion of the Company's counsel as to the matters set forth in Section 4.2 and as to exemption from the registration requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), of the sale of the Shares and Warrants; and (iv) with respect to the Subsequent Closing only, the Company shall have obtained the Required Stockholder Approval on or prior to the Subsequent Closing.

         4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Investor, as follows:

                  4.1 Organization. The Company is a corporation validly existing and in good standing under the laws of the State of Delaware. The Company has full power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the documents filed by the Company under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), since the end of its most recently completed fiscal year through the date hereof, including, without limitation, its most recent report on Form 10-Q (the "EXCHANGE ACT DOCUMENTS"). The Company is registered or qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the location of the properties owned or leased by it requires such qualification and where the failure to be so registered or qualified would have a material adverse effect upon the condition (financial or otherwise), earnings, properties, business or operations of the Company (a "MATERIAL ADVERSE EFFECT"), and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. Other than Acusphere Securities Corporation and Acusphere Limited, each a wholly-owned subsidiary of the Company, the Company does not, directly or indirectly, own a majority of the common stock or other similar interest in any corporation or other entity.

                  4.2 Due Authorization and Valid Issuance. Except for the requirement that the Company's stockholders approve the issuance, sale and delivery of the Shares, Warrants and the Warrant Shares (other than the Shares and Warrants being sold at the Initial Closing and the related Warrant Shares) pursuant to Nasdaq Marketplace Rule 4350(i)(1) (the "Required Stockholder Approval"), the Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements and the Warrants, and the Agreements and the Warrants have been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' and contracting parties' rights generally, except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except as the indemnification and contribution agreements herein may be legally unenforceable. The Shares and the Warrant being purchased by the Investor hereunder and the Warrant Shares issuable pursuant to the Warrant will, upon issuance and payment therefor pursuant to the terms hereof and thereof, be duly authorized, validly issued, fully-paid and nonassessable.

                  4.3 Non-Contravention; Governmental Authorization. The execution and delivery of the Agreements and the Warrants, the issuance and sale of the Shares and the Warrants under the Agreements and the Warrant Shares under the Warrant, the fulfillment of the terms of the Agreements and the Warrants and the consummation of the transactions contemplated thereby will not (A) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any agreement or other instrument filed or incorporated by reference as an exhibit to any of the Exchange Act Documents (the "EXCHANGE ACT EXHIBITS"), (ii) the charter, by-laws or other organizational documents of the Company, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or its properties, except in the case of clauses (i) and (iii) for any such conflicts, violations or defaults which are not reasonably likely to have a Material Adverse Effect or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any Exchange Act Exhibit. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States is required for the execution and delivery of the Agreements and the Warrants, and the valid issuance and sale of the Shares and Warrants to be sold pursuant to the Agreements, and the valid issuance of the Warrant Shares under the Warrant, other than such as have been made or obtained, and except for any post-closing securities filings or notifications required to be made under federal and state securities laws.

                  4.4 Capitalization. The capitalization of the Company as of March 31, 2004 is as set forth in the most recent applicable Exchange Act Documents, increased as set forth in the next sentence. The Company has not issued any capital stock since that date other than pursuant to (i) employee benefit plans disclosed in the Exchange Act Documents or (ii) outstanding warrants, options or other securities disclosed in the Exchange Act Documents. The Shares and the Warrants to be sold pursuant to the Agreements, and the Warrant Shares to be issued pursuant to the Warrants, have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements and the Warrants, as the case may be, will be duly and validly issued, fully paid and nonassessable. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth in or contemplated by the Exchange Act Documents, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party or of which the Company has knowledge and relating to the issuance or sale of any capital stock of the Company, any such convertible or exchangeable securities or any such rights, warrants or options, other than the Company's agreement to issue a warrant to purchase shares of the Company's common stock (not to exceed 50,000 shares) to its financial adviser in connection with the Company's Collaboration Agreement with Nycomed Danmark APS. Without limiting the foregoing, except as disclosed in the Exchange Act Documents, no preemptive right, co-sale right, right of first refusal, registration right, or other similar right exists with respect to the Shares, the Warrants or the Warrant Shares or the issuance and sale thereof, other than as provided in the Agreements. No further approval or authorization of any stockholder, other than the Required Stockholder Approval, the Board of Directors of the Company or others is required for the issuance and sale of the Shares, the Warrants and the Warrant Shares. The Company owns the entire equity interest in each of its subsidiaries (each, a "SUBSIDIARY" and collectively, the "SUBSIDIARIES"), free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than as described in the Exchange Act Documents. Except as disclosed in the Exchange Act Documents, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

                  4.5 Legal Proceedings. There is no material legal or governmental proceeding pending or, to the knowledge of the Company, threatened to which the Company is or may be a party or of which the business or property of the Company is subject that is not disclosed in the Exchange Act Documents.

                  4.6 No Violations. The Company is not in violation of its charter, bylaws, or other organizational document, or in violation of any federal, state or local law, administrative regulation, ordinance or order (including, without limitation, those relating to federal securities laws) of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, and is not in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in any material respect in the performance of any Exchange Act Exhibit, which would be reasonably likely to have a Material Adverse Effect.

                  4.7 Governmental Permits, Etc.; Conformance with Laws. With the exception of the matters which are dealt with separately in Sections 4.1,
4.12 and 4.13, the Company has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department, or body that are currently necessary for the operation of the business of the Company as currently conducted and as described in the Exchange Act Documents except where the failure to currently possess could not reasonably be expected to have a Material Adverse Effect. The Company currently operates its business in conformity with all applicable laws, rules and regulations of each jurisdiction in which the Company is conducting business, including, without limitation, the United States Food and Drug Administration (the "FDA"), except where the failure to be so in compliance could not reasonably be expected to have a Material Adverse Effect.

                  4.8 Intellectual Property. Except as disclosed in the Exchange Act Documents (i) the Company owns or possesses sufficient rights to use all material patents, patent rights, trademarks, copyrights, licenses, inventions, trade secrets, trade names and know-how (collectively, "INTELLECTUAL PROPERTY") described or referred to in the Exchange Act Documents as owned or possessed by it or that are necessary for the conduct of its business as now conducted or as proposed to be conducted as described in the Exchange Act Documents except where the failure to currently own or possess would not have a Material Adverse Effect, (ii) to the knowledge of the Company, the Company is not infringing, and has not received any notice of, and does not have any knowledge of, any asserted infringement by the Company of, any valid rights of a third party with respect to any Intellectual Property that, individually or in the aggregate, would have a Material Adverse Effect, and (iii) the Company has not received any notice of, and does not have any knowledge of, infringement by a third party with respect to any Intellectual Property rights of the Company that, individually or in the aggregate, would have a Material Adverse Effect.

                  4.9 Financial Statements. The financial statements of the Company and the related notes contained in the Exchange Act Documents present fairly in all material respects, in accordance with generally accepted accounting principles, the financial position of the Company and its Subsidiaries as of the dates indicated, and the results of its operations and cash flows for the periods therein specified consistent with the books and records of the Company and its Subsidiaries except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except as may be disclosed in the notes to such financial statements, or in the case of unaudited statements, as may be permitted by the Securities and Exchange Commission (the "SEC") on Form 10-Q under the Exchange Act and except as disclosed in the Exchange Act Documents.

                  4.10 No Material Adverse Change. Except as disclosed in the Exchange Act Documents, since March 31, 2004, there has not been (i) any material adverse change in the financial condition or earnings of the Company,
(ii) any material adverse event affecting the Company, (iii) any obligation, direct or contingent, that is material to the Company, incurred by the Company, except obligations incurred in the ordinary course of business, (iv) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (v) any loss or damage (whether or not insured) to the physical property of the Company which has been sustained which has a Material Adverse Effect.

                  4.11 Disclosure; Non-Public Information. The representations and warranties of the Company contained in this Section 4 as of the date hereof and as of the Initial Closing Date, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Except with respect to the material terms and conditions of the transaction contemplated by the Agreements, which shall be publicly disclosed by the Company pursuant to Section 16 hereof, the Company confirms that neither it nor any person acting on its behalf has provided Investor with any information that the Company believes constitutes material, non-public information, unless Investor shall have first agreed to maintain the confidentiality of such information. The Company understands and confirms that Investor will rely on the foregoing representations in effecting transactions in securities of the Company.

                  4.12 Nasdaq Compliance. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on The Nasdaq Stock Market, Inc. National Market (the "NASDAQ NATIONAL MARKET"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the SEC or the National Association of Securities Dealers, Inc. (the "NASD") is currently contemplating terminating such registration or listing.

                  4.13 Reporting Status. The following documents complied in all material respects with the SEC's requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading:

                           (a) Annual Report on Form 10-K for the year ended
December 31, 2003;

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

                           (b) Quarterly Report on Form 10-Q for the quarter
ended March 31, 2004; and

                           (c) Proxy Statement on Schedule 14A filed on April
29, 2004.

                  4.14 No Manipulation of Stock. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares or the Warrant Shares.

                  4.15 Company not an "Investment Company". The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT"). The Company is not, and immediately after receipt of payment for the Shares and the Warrants will not be, an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act and shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

                  4.16 Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

                  4.17 Accountants. To the Company's knowledge, Deloitte & Touche LLP, who the Company expects will consent to the inclusion (or incorporation by reference, as the case may be) of its report dated March 15, 2004 with respect to the consolidated financial statements of the Company included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 in (or into) the Registration Statement (as defined below) and the prospectus which forms a part thereof, are independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder.

                  4.18 Contracts. To the Company's knowledge, the contracts described in the Exchange Act Documents that are material to the Company are in full force and effect on the date hereof, and neither the Company nor, to the Company's knowledge, any other party to such contracts is in breach of or default under any of such contracts which would have a Material Adverse Effect.

                  4.19 Taxes. To the best of its knowledge, the Company has filed (or has obtained an extension of time within which to file) all material federal, state and foreign income tax returns and has paid all material taxes shown as due on such tax returns, except where the failure to so file or the failure to so pay could not reasonably be expected to have a Material Adverse Effect. The Company has not been advised (in a writing directed to a responsible officer of the Company) of any income tax deficiency proposed to be assessed that would have a Material Adverse Effect.

                  4.20 Transfer Taxes. On the applicable Closing Date, all stock transfer taxes which are imposed by the Commonwealth of Massachusetts or the State of Delaware, the nonpayment of which would constitute a lien on the Shares or the Warrants, shall have been paid or provided for by the Company.

                  4.21 Insurance. The Company carries insurance covering its properties and businesses customary for the type and scope of its properties and business. All such policies are in full force and effect, and are underwritten by financially sound and reputable insurers. All such policies will remain in full force and effect and will not in any way be affected by, or terminate or lapse by, reason of any of the transactions contemplated hereby.

         5. Representations, Warranties and Covenants of the Investor.

                  5.1 The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an "accredited investor" as defined in Regulation D under the Securities Act and the Investor is also knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Shares and the Warrant, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares and the Warrant; (ii) the Investor is acquiring the Warrant to purchase the number of Warrant Shares and the number of Shares, each as set forth in Section 3 of the Stock and Warrant Purchase Agreement, in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares, Warrant or Warrant Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares, Warrant or Warrant Shares; (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares, Warrant or Warrant Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has answered all questions on the Investor Questionnaire for use in preparation of the Registration Statement and the answers thereto are true, correct and complete as of the date hereof and will be true, correct and complete as of the applicable Closing Date; (v) the Investor will notify the Company immediately of any change in any of such information prior to the Subsequent Closing Date, and thereafter, to the extent reasonably required under applicable law or regulation, until such time as the Investor has sold all of its Shares and Warrant Shares or until the Company is no longer required to keep the Registration Statement effective; (vi) the Investor has, in connection with its decision to purchase the number of Shares and the Warrant to purchase the number of Warrant Shares, each as set forth in Section 3 of the Stock and Warrant Purchase Agreement, relied only upon the Exchange Act Documents and the representations and warranties of the Company contained herein; and (vii) Investor has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Company could become liable or obligated. The Investor understands that its acquisition of the Shares and the Warrant has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Investor's investment intent as expressed herein. Subject to compliance with the Securities Act, applicable securities laws and the respective rules and regulations promulgated thereunder, nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Shares, Warrant or Warrant Shares for any period of time. The Investor has completed or caused to be completed and delivered to the Company the Investor Questionnaire, which questionnaire is true, correct and complete.

                  5.2 The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Shares, Warrant or Warrant Shares or possession or distribution of offering materials in connection with the issue of the Shares, Warrant or Warrant Shares in any jurisdiction outside the United States where legal action by the Company for that purpose is required. Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares, the Warrant or Warrant Shares or has in its possession or distributes any offering material, in all cases at its own expense.

                  5.3 The Investor hereby covenants with the Company not to make any sale of the Shares, Warrant or Warrant Shares without complying with the provisions of this Agreement and without causing the prospectus delivery requirement under the Securities Act to be satisfied (whether by delivery of the Prospectus or pursuant to and in compliance with an exemption from such requirement), and the Investor acknowledges that the certificates evidencing the Shares and Warrant Shares will be imprinted with a legend that prohibits their transfer except in accordance therewith. The Investor acknowledges that there may occasionally be times when the Company determines that it must suspend the use of the Prospectus forming a part of the Registration Statement, as set forth in Section 7.2(c).

                  5.4 The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Investors herein may be legally unenforceable.

                  5.5 Neither Investor nor any affiliate of such Investor which:
(i) had knowledge of the transactions contemplated hereby; (ii) has or shares discretion relating to such Investor's investments or trading or information concerning such Investor's investments, including in respect of the Securities; or (iii) is subject to such Investor's review or input concerning such affiliate's investments or trading, has made or will make, directly or indirectly, any net short sale of the Company's Common Stock for the period beginning on the fifteenth (15th) day prior to the date of this Agreement and ending on the earlier of (a) the Initial

Closing Date or (b) the date that the transactions contemplated by this Agreement are publicly announced. For purposes of this Section 4.7, a "net short sale" by any Purchaser shall mean a sale of Common Stock by such Investor that is marked as a short sale and that is made at a time when there is no equivalent offsetting long position in Common Stock held by such Investor, where an "equivalent offsetting long position" includes all shares of Common Stock held by such Investor and all underlying shares of Common Stock which are issuable upon conversion, exercise or exchange of convertible securities, warrants, options or other rights to subscribe for or to purchase or exchange for shares of Common Stock. Without limiting the foregoing, Investor will not use any of the Shares or the Warrant acquired pursuant to this Agreement, or the Warrant Shares acquired pursuant to the Warrant, to cover any short position in the Common Stock of the Company if doing so would be in violation of applicable securities laws. Each Investor acknowledges that it is aware that the SEC has published its position that covering a short position established prior to effectiveness of a resale registration statement with shares included in such registration statement would be a violation of Section 5 of the Securities Act.

                  5.6 The Investor understands that nothing in the Exchange Act Documents, this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Shares and the Warrant constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares and the Warrant.

                  5.7 The Company acknowledges and agrees that Investor does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Sections 5 and 16(a) of this Agreement, or in the Investor Questionnaire.

         6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Shares and the Warrant being purchased and the payment therefor.

         7. Registration of the Shares; Compliance with the Securities Act.

                  7.1 Registration Procedures and Other Matters. The Company shall:

                           (a) subject to receipt of necessary information from
the Investors, prepare and file with the SEC a registration statement on Form S-1 or Form S-3 (or another form appropriate for such registration in accordance herewith) (the "REGISTRATION STATEMENT") to enable the resale of the Shares and the Warrant Shares by the Investors from time to time through the automated quotation system of the Nasdaq National Market or in privately-negotiated transactions and use its commercially reasonable efforts to cause the Registration Statement to become effective within 120 days after the Registration Statement is filed by the Company (the "EFFECTIVENESS DEADLINE") such efforts to include, without limiting the generality of the foregoing, preparing and filing with the SEC in such 120-day period any financial statements that are required to be filed prior to the effectiveness of such Registration Statement;

                           (b) use its commercially reasonable efforts to
prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith (the "PROSPECTUS") as may be necessary to maintain the Registration Statement, subject to customary blackout periods, current, effective and free from any material misstatement or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and to maintain the listing of the Company's Common Stock on the Nasdaq National Market, for a period not exceeding, the earlier of (i) (A) with respect to each Investor's Shares purchased hereunder, two years after the applicable Closing Date at which such Shares were purchased by the Investor, and (B) with respect to each Investor's Warrant Shares purchased under the Warrant, three years after the applicable Closing Date at which such Warrant was purchased by the Investor, or
(ii) with respect to each Investor's Shares purchased hereunder and Warrant Shares purchased under the Warrant, such time as all Shares purchased by such Investor in this Offering and Warrant Shares issuable pursuant to the Warrant have been sold pursuant to a registration statement;

                           (c) furnish to the Investor with respect to the
Shares and Warrant Shares registered under the Registration Statement such number of copies of the Registration Statement, Prospectuses and Preliminary Prospectuses in conformity with the requirements of the Securities Act and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares or Warrant Shares by the Investor; provided, however, that the obligation of the Company to deliver copies of Prospectuses or Preliminary Prospectuses to the Investor shall be subject to the receipt by the Company of reasonable assurances from the Investor that the Investor will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such Prospectuses or Preliminary Prospectuses;

                           (d) file documents required of the Company for normal
blue sky clearance in states specified in writing by the Investor and use its commercially reasonable efforts to maintain such blue sky qualifications during the period the Company is required to maintain the effectiveness of the Registration Statement pursuant to Section 7.1(b); provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

                           (e) bear all expenses in connection with the
procedures in paragraph (a) through (d) of this Section 7.1 (other than underwriting discounts or commissions, brokers' fees and similar selling expenses, and any other fees or expenses incurred by the Investor, including attorneys' fees) and the registration of the Shares and Warrant Shares pursuant to the Registration Statement; and

                           (f) advise the Investor, promptly after it shall
receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose.

         Notwithstanding anything to the contrary herein, the Registration Statement shall cover only the Shares and the Warrant Shares. In no event at any time before the Registration Statement becomes effective with respect to the Shares and the Warrant Shares shall the Company publicly announce or file any other registration statement not covering the Shares and Warrant Shares, other than registrations on Form S-8, without the prior written consent of a majority in interest of the Investors.

         If the Registration Statement initially filed pursuant to this Agreement is a registration statement on Form S-1, the Company shall, within 10 days after the Company first becomes eligible to file a registration statement on Form S-3, use its commercially reasonable efforts to seek the conversion of such Registration Statement to a registration statement on Form S-3 (through a post-effective amendment or otherwise), and the Investor shall promptly provide such information as may reasonably be requested by the Company in connection with such conversion and to otherwise cooperate with the Company in connection with such conversion to the extent reasonably requested by the Company.

         The Company understands that the Investor disclaims being an underwriter, but if the SEC deems the Investor to be an underwriter, the Company shall not be relieved of any obligations it has hereunder; provided, however that if the Company receives notification from the SEC that the Investor is deemed an underwriter, then the period by which the Company is obligated to submit an acceleration request to the SEC shall be extended to the earlier of
(i) the 90th day after such SEC notification, or (ii) 120 days after the initial filing of the Registration Statement with the SEC.

                  7.2 Transfer of Shares and Warrant Shares After Registration; Suspension.

                           (a) The Investor agrees that it will not effect any
disposition of the Shares or the Warrant Shares or its right to purchase the Shares or the Warrant Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 7.1 and as described below or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution. In connection with any transfer of Shares or the Warrant Shares other than pursuant to an effective registration statement, to the Company or to an affiliate of the Investor (who is an accredited investor and executes a customary representation letter), the Company may require the transferor thereof to provide to the Company an opinion of counsel reasonably satisfactory to the Company selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act, provided, however, that in the case of a transfer pursuant to Rule 144, no opinion shall be required if the transferor provides the Company with a customary seller's representation letter, and if such sale is not pursuant to subsection (k) of Rule 144, a customary broker's representation letter and a Form 144. Any such transferee that agrees in writing to be bound by the terms of the Agreements.

                           (b) Except in the event that paragraph (c) below
applies, the Company shall (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading, and so that, as thereafter delivered to purchasers of the Shares and Warrant Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor copies of any documents filed pursuant to Section 7.2(b)(i) as the Investor may reasonably request; and (iii) inform each Investor that the Company has complied with its obligations in Section 7.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 7.2(b)(i) hereof when the amendment has become effective).

                           (c) Subject to paragraph (d) below, in the event (i)
of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose;
(iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares or the Warrant Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) of any event or circumstance which, in the good faith judgment of the Company's Board of Directors, necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (a "BLACKOUT PERIOD"); then the Company shall deliver a certificate in writing to the Investor (the "SUSPENSION NOTICE") to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Shares and Warrant Shares pursuant to the Registration Statement (a "SUSPENSION") until the Investor's receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will seek to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after the delivery of a Suspension Notice to the Investor. The Filing Deadline and the Effectiveness Deadline shall be delayed for the duration of any Blackout Period.

                           (d) Notwithstanding the foregoing paragraphs of this
Section 7.2, the Investor shall not be prohibited from selling Shares or Warrant Shares under the Registration Statement as a result of Suspensions on more than two occasions of not more than 45 days each in any twelve month period, unless, in the good faith judgment of the Company's Board of Directors, the sale of Shares and Warrant Shares under the Registration Statement in reliance on this paragraph 7.2(d) would be reasonably likely to cause a violation of the Securities Act or the Exchange Act and result in liability to the Company.

                           (e) Provided that a Suspension is not then in effect,
the Investor may sell Shares and Warrant Shares under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Shares or Warrant Shares. Upon receipt of a reasonable request therefor, the Company has agreed to provide an adequate number of current Prospectuses to the Investor and to supply copies to any other parties requiring such Prospectuses.

                  7.3 Indemnification. For the purpose of this Section 7.3:

                  (i) the term "SELLING STOCKHOLDER" means the Investor and any affiliate of such Investor;

                  (ii) the term "REGISTRATION STATEMENT" shall include the Prospectus in the form first filed with the SEC pursuant to Rule 424(b) of the Securities Act or filed as part of the Registration Statement at the time of effectiveness if no

Rule 424(b) filing is required, and any exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.1; and

                  (iii) the term "UNTRUE STATEMENT" means any untrue statement of a material fact contained in the Registration Statement, or any omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (a) The Company agrees to indemnify and hold harmless
each Selling Stockholder, its directors, officers, agents and employees (and each person, if any, who controls the Selling Stockholder within the meaning of
Section 15 of the Securities Act, and each of the directors, officers, agents and employees of such controlling persons), from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) are based upon (i) any breach of the representations or warranties of the Company contained herein or failure to comply with the covenants and agreements of the Company contained herein, (ii) any Untrue Statement, or (iii) any failure by the Company to fulfill any undertaking included in the Registration Statement as amended or supplemented from time to time, and the Company will reimburse such Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an Untrue Statement made in reliance upon and in conformity with information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement, as amended or supplemented from time to time (including, without limitation, information set forth in the Investor Questionnaire), or information relating to such Investor or such Investor's proposed method of distribution of the Shares or Warrant Shares, or the failure of such Selling Stockholder to comply with its covenants and agreements contained in Section 7.2 hereof respecting sale of the Shares or Warrant Shares or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Selling Stockholder prior to the pertinent sale or sales by the Selling Stockholder. The Company shall reimburse each Selling Stockholder for the indemnifiable amounts provided for herein on demand as such expenses are incurred.

                           (b) The Investor agrees to indemnify and hold
harmless the Company, its directors, officers, agents and employees (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, and each of the its directors, officers, agents and employees of such controlling persons), from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) are based upon, (i) any breach of the representations or warranties of the Investor contained herein or failure to comply with the covenants and agreements of the Company contained herein, including without limitation any failure to comply with the covenants and agreements contained in
Section 7.2 hereof respecting sale of the Shares and Warrant Shares, or (ii) any Untrue Statement if such Untrue Statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of the Registration Statement, as amended or supplemented from time to time (including, without limitation, information set forth in the Investor Questionnaire), or information relating to such Investor or such Investor's proposed method of distribution of the Shares or Warrant Shares, and the Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. The Investor shall reimburse the Company or such officer, director or controlling person, as the case may be, for the indemnifiable amounts provided for herein on demand as such expenses are incurred. Notwithstanding the foregoing, the Investor's aggregate obligation to indemnify the Company and such officers, directors and controlling persons shall be limited to the net amount received by the Investor from the sale of the Shares and Warrant Shares.

                           (c) Promptly after receipt by any indemnified person
of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this
Section 7.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying person will not relieve it from any liability which it may have to any indemnified person under this Section 7.3 (except to the extent that such omission shall have materially and adversely prejudiced the indemnifying person). Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld or delayed. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

                           (d) If the indemnification provided for in this
Section 7.3 is unavailable to or insufficient to hold harmless an indemnified person under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying person shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor, as well as any other Selling Stockholders under such Registration Statement on the other, in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an Untrue Statement, whether the Untrue Statement relates to information supplied by the Company on the one hand or an Investor or other Selling Stockholder on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Untrue Statement. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investor and other Selling Stockholders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). Notwithstanding the provisions of this subsection (d), the Investor shall not be required to contribute any amount in excess of the amount received by the Investor from the sale of the Shares and Warrant Shares to which such loss relates. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investor's obligations in this subsection to contribute shall be several and not joint with any other Selling Stockholders.

                           (e) The parties to this Agreement hereby acknowledge
that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 7.3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section
7.3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act. The parties are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 7.3, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 7.3 and further agree not to attempt to assert any such defense.

                  7.4 Termination of Conditions and Obligations. The conditions precedent imposed by Section 5 or this Section 7 upon the transferability of the Shares and Warrant Shares shall cease and terminate as to any particular number of the Shares or Warrant Shares when such shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such shares or at such time as an opinion of counsel reasonably satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

                  7.5 Information Available. So long as the Registration Statement is effective covering the resale of Shares and Warrant Shares owned by the Investor, the Company will furnish to the Investor upon reasonable request from the Investor:

                           (a) as soon as practicable after it is available, one
copy of (i) any Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a firm of certified public accountants that is independent and in good standing), (ii) its Annual Report on Form 10-K and (iii) its Quarterly Reports on Form 10-Q (the foregoing, in each case, excluding exhibits);

                           (b) all exhibits excluded by the parenthetical to
subparagraph (a) of this Section 7.5 as filed with the SEC and all other information that is made available to shareholders; and

                           (c) a reasonably adequate number of copies of the
Prospectuses to supply to any other party requiring such Prospectuses; and upon the reasonable request of the Investor, the President or the Chief Financial Officer of the Company (or an appropriate designee thereof) will meet with the Investor or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Shares and Warrant Shares and will otherwise cooperate with any Investor conducting an investigation for the purpose of reducing or eliminating such Investor's exposure to liability under the Securities Act, including the reasonable production of information at the Company's headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with any Investor until and unless the Investor shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto.

                  7.6. Legend; Restrictions on Transfer. The certificate or certificates for the Shares and Warrant Shares (and any securities issued in respect of or exchange for the Shares or Warrant Shares) shall be subject to a legend or legends restricting transfer under the Securities Act and referring to restrictions on transfer herein, such legend to be substantially as follows:

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY FOREIGN JURISDICTION AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, UNLESS AND UNTIL REGISTERED UNDER THE ACT AND APPLICABLE STATE AND FOREIGN SECURITIES LAWS OR, IN THE OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

                  7.7. Liquidated Damages. The Company and Investor agree that Investor will suffer damages if the Company fails to fulfill its obligations pursuant to Section 7.1 and 7.2 hereof and that it would not be possible to ascertain the extent of such damages with precision. Accordingly, the Company hereby agrees to pay liquidated damages ("LIQUIDATED DAMAGES") to Investor if the Registration Statement is not declared effective by the SEC on or prior to 120 days after the Initial Closing Date (such an event, a "REGISTRATION DEFAULT"). In the event of a Registration Default, the Company shall as Liquidated Damages pay to Investor, for each 30-day period of a Registration Default, an amount in cash equal to 1% of the aggregate purchase price paid by Investor for the Shares and Warrant pursuant to this Agreement; provided that in no event shall the aggregate amount of cash to be paid as Liquidated Damages pursuant to this Section 7.7 exceed 100% of the aggregate purchase price paid by Investor for the Shares and Warrant. The Company shall pay the Liquidated Damages in connection with a Registration Default on the 135th day after the Initial Closing Date, and each 30th day thereafter until the Registration Statement is declared effective by the SEC. Notwithstanding the foregoing, all periods shall be tolled during delays directly caused by the action or inaction of any Investor, and the Company shall have no liability to any Investor in respect of any such delay. The Liquidated Damages payable herein shall apply on a pro rata basis for any portion of a 30-day period of a Registration Default.

         8. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express (or other recognized international express courier) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express (or other recognized international express courier), two business days after so mailed, (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

                  (a) if to the Company, to:

                           Acusphere, Inc.
                           500 Arsenal Street
                           Watertown, MA 02472
                           Attn: John F. Thero, Chief Financial Officer

                           Phone: (617) 648-8800
                           Fax: (617) 926-3605

                  (b) with a copy to:

                           Testa, Hurwitz & Thibeault, LLP
                           125 High Street
                           Boston, MA 02100
                           Attn: Lawrence S. Wittenberg, Esq.
                           Phone: (617) 248-7000
                           Fax: (617) 248-7100

                  (c) if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

         9. Changes. This Agreement may be modified, amended or waived only pursuant to a written instrument signed by the Company and (a) Investors holding a majority of the Shares issued and sold in the Offering, provided that such modification, amendment or waiver is made with respect to all Agreements and does not adversely affect the Investor without adversely affecting all Investors in a similar manner; or (b) the Investor.

         10. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         11. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without giving effect to the principles of conflicts of law.

         13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

         14. Entire Agreement. This Agreement and the Warrants constitute the entire agreement between the parties hereto and supersedes any prior understandings or agreements concerning the purchase and sale of the Shares and the Warrants and the resale registration of the Shares and Warrant Shares.

         15. Rule 144. As long as any Investor holds Shares or Warrant Shares, the Company covenants that it will timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Investor holding Shares purchased hereunder or Warrant Shares purchased under the Warrants made after the first anniversary of the Initial Closing Date, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will take such further action as any such Investor may reasonably request, all to the extent required from time to time to enable such Investor to sell such Shares and Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Investor, the Company will deliver to such holder a written statement as to whether it has complied with such information and requirements.

         16. Confidential Information.

                  (a) The Investor represents to the Company that, at all times during the Company's offering of the Shares and the Warrants, the Investor maintained in confidence all non-public information regarding the Company received by the Investor from the Company or its agents, including without limitation the existence of the transactions contemplated herein, and covenants that it will continue to maintain in confidence such information until such information
(a) becomes generally publicly available other than through a violation of this provision by the Investor or its agents or (b) is required to be disclosed in legal proceedings (such as by deposition, interrogatory, request for documents, subpoena, civil investigation demand, filing with any governmental authority or similar process), provided, however, that before making any use or disclosure in reliance on this subparagraph (b) the Investor shall give the Company at least fifteen (15) days prior written notice (or such shorter period as required by law) specifying the circumstances giving rise thereto and will furnish only that portion of the non-public information which is legally required and will exercise its best efforts to obtain reliable assurance that confidential treatment will be accorded any non-public information so furnished.

                  (b) The Company shall on the Initial Closing Date issue a press release disclosing the material terms of the transactions contemplated hereby (including at least the number of Shares and Warrants sold at the Initial Closing and proceeds therefrom and the number of Shares and Warrants proposed to be sold at the Subsequent Closing and potential proceeds therefrom).

         17. Placement Agent. The Investor acknowledges and agrees that the Company has retained SG Cowen & Co., LLC to serve as placement agent (the "PLACEMENT AGENT") in connection with the transactions contemplated hereby, in connection with which the Placement Agent will receive a cash fee which shall be determined with reference to the gross proceeds raised in connection with this financing.

         18. No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         19. Expenses. The parties shall pay their own legal and other expenses in connection with the preparation, negotiation and execution of the Agreements and the consummation of the transactions contemplated herein.

         20. Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances as may be reasonably requested by any other party to better evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

         21. Required Corporate Action. The Company shall take all action required under the Delaware General Corporation Law and the Company's certificate of incorporation, as amended, and its By-laws to convene a meeting of the stockholders of the Company to consider and obtain the Required Stockholder Approval. The Company shall promptly (but in any event, no later than September 30, 2004) prepare and file a preliminary proxy statement with the SEC to solicit the consents of the Company's stockholders necessary to obtain the Required Stockholder Approval. The Company shall use its commercially reasonable efforts to hold the meeting of the stockholders to obtain the Required Stockholder Approval as promptly as practicable following the filing of such proxy with the SEC. If, at any time or from time to time, any other action is required to fully implement the transactions contemplated by this Agreement (including the actions necessary to obtain the Required Stockholder Approval such as providing information about such Purchaser as is required in a definitive proxy statement), each Purchaser shall take such action.

INVESTORS

Quaker Capital Partners I, L.P.
Quaker Capital Partners II, L.P.
Kings Road Investments Ltd.
SF Capital Partners Ltd.
Bay Resource Partners, L.P.
ADAR Investment Fund Ltd.
Capital Ventures International
Portside Growth and Opportunity Fund
Atlas Equity I, Ltd.
Sunrise Equity Partners, L.P.
Bluegrass Growth Fund LP
Bluegrass Growth Fund, Ltd.
MFN LLC
Smithfield Fiduciary LLC
Ursus Capital, L.P.
Ursus Offshore Ltd.
Wasatch Funds, Inc. for Wasatch Global Science & Technology Fund
Wasatch Funds, Inc. for Wasatch Micro Cap Value Fund
Delta Opportunity Fund, Ltd.

                                 ACUSPHERE, INC.

                             INVESTOR QUESTIONNAIRE

                (ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)

         To: Acusphere, Inc.
             500 Arsenal Street
             Watertown, MA 02472

         This Investor Questionnaire ("QUESTIONNAIRE") must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $0.01 per share (the "COMMON STOCK"), of Acusphere, Inc., together with warrants to purchase shares of Common Stock (collectively, the "SECURITIES"). The Securities are being offered and sold by Acusphere, Inc. (the "CORPORATION") without registration under the Securities Act of 1933, as amended (the "ACT"), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(2) of the Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Corporation must determine that a potential investor meets certain suitability requirements before offering or selling Securities to such investor. The purpose of this Questionnaire is to assure the Corporation that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.

         This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Your answers will be kept strictly confidential. However, by signing this Questionnaire you will be authorizing the Corporation to provide a completed copy of this Questionnaire to such parties as the Corporation deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

A.       BACKGROUND INFORMATION

Name:___________________________________________________________________________

Business Address:_______________________________________________________________
                               (Number and Street)

________________________________________________________________________________
(City)                          (State)                         (Zip Code)

Telephone Number: (___)_________________________________________________________

Residence Address:______________________________________________________________
                               (Number and Street)

________________________________________________________________________________
(City)                          (State)                         (Zip Code)

Telephone Number: (___)_________________________________________________________

If an individual:

     Age:_________  Citizenship:___________  Where registered to vote:__________

If a corporation, partnership, limited liability company, trust or other entity:

     Type of entity:____________________________________________________________
     State of formation:__________________  Date of formation:__________________

Social Security or Taxpayer Identification No.__________________________________

Send all correspondence to (check one):___Residence Address____ Business Address

Current ownership of securities of the Corporation:

         __________ shares of common stock, par value $0.01 per share (the "Common Stock") options to purchase __________ shares of Common Stock

B.       STATUS AS ACCREDITED INVESTOR

         The undersigned is an "accredited investor" as such term is defined in Regulation D under the Act, as at the time of the sale of the Securities the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):(1)

         ____ (1) a bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Corporation Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Corporation licensed by the U.S. Small Business Administration under
Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;

         ____ (2) a private business development company as defined in Section 202(a)(22) of the Investment Adviser Act of 1940;

         ____ (3) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities offered, with total assets in excess of $5,000,000;

         ____ (4) a natural person whose individual net worth(1), or joint net worth(1) with that person's spouse, at the time of such person's purchase of the Securities exceeds $1,000,000;

         ____ (5) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

         ____ (6) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

         ____ (7) an entity in which all of the equity owners are accredited investors (as defined above).

-----------------
         (1) As used in this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In computing net worth for the purpose of subsection (4), the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by an institutional lender making a secured loan, net of encumbrances. In determining income, the investor should add to the investor's adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depiction, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

C.       REPRESENTATIONS

         The undersigned hereby represents and warrants to the Corporation as follows:

1. Any purchase of the Securities would be solely for the account of the undersigned and not for the account of any other person or with a view to any resale, fractionalization, division, or distribution thereof.

2. The information contained herein is complete and accurate and may be relied upon by the Corporation, and the undersigned will notify the Corporation immediately of any material change in any of such information occurring prior to the closing, if any, with respect to the purchase of Securities by the undersigned or any co-purchaser.

3. There are no suits, pending litigation, or claims against the undersigned that could materially affect the net worth of the undersigned as reported in this Questionnaire.

4. The undersigned acknowledges that there may occasionally be times when the Corporation determines that it must suspend the use of the Prospectus forming a part of the Registration Statement (as such terms are defined in the Stock and Warrant Purchase Agreement to which this Questionnaire is attached), as set forth in Section 7.2(c) of the Stock and Warrant Purchase Agreement. The undersigned is aware that, in such event, the Securities will not be subject to ready liquidation, and that any Securities purchased by the undersigned would have to be held during such suspension. The overall commitment of the undersigned to investments which are not readily marketable is not excessive in view of the undersigned's net worth and financial circumstances, and any purchase of the Securities will not cause such commitment to become excessive. The undersigned is able to bear the economic risk of an investment in the Securities.

5. The undersigned has carefully considered the potential risks relating to the Corporation and a purchase of the Securities, and fully understands that the Securities are speculative investments which involve a high degree of risk of loss of the undersigned's entire investment. Among others, the undersigned has carefully considered each of the risks identified in the Exchange Act Documents.

6. The undersigned is aware of is obligations under applicable federal and state securities laws with respect to the use and disclosure of non-public information regarding the Company. The undersigned agrees to maintain in confidence all information that the Company advised the undersigned to be material non-public information in connection with its decision to purchase the Securities from the Company and to the extent it is in possession of such information to not to trade in securities of the Company until such information is publicly disclosed.

7. The undersigned (i) has a pre-existing relationship with either (a) the Company or any of its officers, directors or controlling persons or (b) the Placement Agent and (ii) by reason of the undersigned's business or financial experience of the undersigned's professional advisors who are unaffiliated with and who are not compensated by the Company or the Placement Agent or any affiliate of them, directly or indirectly, can be reasonably assumed to have the capacity to protect the undersigned's interests in connection with an investment in the Securities.

8. The Securities to be acquired by the undersigned will be acquired for investment for the undersigned's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such investor has no present intention of selling, granting any participation in, or otherwise distributing the same. Such investor does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participation to any person with respect to any of the Securities.

9. The undersigned understands that the Securities that it is acquiring are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired in a transaction not involving a public offering, and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, the undersigned represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

10. It us understood that the certificates evidencing the Common Stock shall bear a legend, reading substantially as follows:

         "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY FOREIGN JURISDICTION AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER THE ACT AND APPLICABLE STATE AND FOREIGN SECURITIES LAWS OR, IN THE OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS."

                  IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this _____ day of _____, 2004, and declares under oath that it is truthful and correct.

                                        ________________________________________
                                        Print Name

                                        By:_____________________________________
                                               Signature

                                        Title:__________________________________
                                               (required for any purchaser that
                                               is a corporation, partnership,
                                               trust or other entity)

                                 Acusphere, Inc.
                               500 Arsenal Street
                               Watertown, MA 02472

                                 _________, 200_

         Re:      Acusphere, Inc.; Registration Statement on Form S-3

Dear Selling Stockholder:

         Enclosed please find five (5) copies of a prospectus dated ______________, ____ (the "Prospectus") for your use in reselling your shares of common stock, $0.01 par value (the "Shares"), of Acusphere, Inc. (the "Company"), under the Company's Registration Statement on Form S-3 (Registration
No. 333-     ) (the "Registration Statement"), which has been declared effective by the Securities and Exchange Commission. AS A SELLING SHAREHOLDER UNDER THE REGISTRATION STATEMENT, YOU HAVE AN OBLIGATION TO DELIVER A COPY OF THE PROSPECTUS TO EACH PURCHASER OF YOUR SHARES, EITHER DIRECTLY OR THROUGH THE BROKER-DEALER WHO EXECUTES THE SALE OF YOUR SHARES.

         The Company is obligated to notify you in the event that it suspends trading under the Registration Statement in accordance with the terms of the Stock and Warrant Purchase Agreement between the Company and you. During the period that the Registration Statement remains effective and trading thereunder has not been suspended, you will be permitted to sell your Shares which are included in the Prospectus under the Registration Statement. Upon a sale of any Shares under the Registration Statement, you or your broker will be required to deliver to the Transfer Agent, American Stock Transfer and Trust Company, (1) your restricted stock certificate(s) representing the Shares, and (2) instructions for transfer of the Shares sold.

         Please note that you are under no obligation to sell your Shares during the registration period. However, if you do decide to sell, you must comply with the requirements described in this letter or otherwise applicable to such sale. Your failure to do so may result in liability under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Please remember that all sales of your Shares must be carried out in the manner set forth under the caption "Plan of Distribution" in the Prospectus if you sell under the Registration Statement. The Company may require an opinion of counsel reasonably satisfactory to the Company if you choose another method of sale. YOU SHOULD CONSULT WITH YOUR OWN LEGAL ADVISOR(S) ON AN ONGOING BASIS TO ENSURE YOUR COMPLIANCE WITH THE RELEVANT SECURITIES LAWS AND REGULATIONS.

         IN ORDER TO MAINTAIN THE ACCURACY OF THE PROSPECTUS, YOU MUST NOTIFY THE UNDERSIGNED UPON THE SALE, GIFT, OR OTHER TRANSFER OF ANY SHARES BY YOU, INCLUDING THE NUMBER OF SHARES BEING TRANSFERRED, AND IN THE EVENT OF ANY OTHER CHANGE IN THE INFORMATION REGARDING YOU WHICH IS CONTAINED IN THE PROSPECTUS. FOR EXAMPLE, YOU MUST NOTIFY THE UNDERSIGNED IF YOU ENTER INTO ANY ARRANGEMENT WITH A BROKER-DEALER FOR THE SALE OF SHARES THROUGH A BLOCK TRADE, SPECIAL OFFERING, EXCHANGE DISTRIBUTION OR SECONDARY DISTRIBUTION OR A PURCHASE BY A BROKER-DEALER. DEPENDING ON THE CIRCUMSTANCES, SUCH TRANSACTIONS MAY REQUIRE THE FILING OF A SUPPLEMENT TO THE PROSPECTUS IN ORDER TO UPDATE THE INFORMATION SET FORTH UNDER THE CAPTION "PLAN OF DISTRIBUTION" IN THE PROSPECTUS.

         Should you need any additional copies of the Prospectus, or if you have any questions concerning the foregoing, please write to me at Acusphere, Inc., 500 Arsenal Street, Watertown, MA 02472. Thank you.

                                                 Sincerely,

                                                                       Exhibit A